Notes Payable	6 Months Ended	12 Months Ended
	Jul. 31, 2013	Jan. 31, 2013
Notes Payable [Text Block]

10.       Notes Payable

During the six months ended July 31, 2013, the Company received $75,000 in respect of a promissory note in the principal amount of $75,000. The promissory note matures on February 1, 2014 and bears interest at a rate of 10% per annum payable at maturity. The note may be repaid at any time before maturity without notice, bonus or penalty.

10.         Notes Payable

On July 12, 2012, the Company received a bridge loan of CAD$200,000 pursuant to a Term Sheet, in anticipation of the Company entering into an operating loan of up to $800,000 with Kalamalka Partners Ltd. (“Kalamalka”) at a future date. The loan was bearing interest at 12% per annum, with interest payable monthly. The loan was collateralized by the shares of Naked owned by a director of the Company and a personal guarantee from the director. This guarantee terminated upon the completion of the Acquisition of Naked on July 30, 2012. On August 10, 2012, the Company entered into an Agency and Interlender Agreement (the “Agency Agreement”) with Kalamalka and this bridge loan was repaid in full (Note 11).

During the year ended January 31, 2012, Naked had entered into a note payable for $50,000 with the Company. The note was bearing simple interest at 8% per annum, calculated monthly, with interest payable at maturity. The note was due on June 30, 2012. Upon closing of the Acquisition of Naked by the Company, this note payable, along with $325,000 in additional loans made between the Company and Naked up to the date of the Acquisition, became proceeds in consideration of the Acquisition and were no longer payable.

At January 31, 2012, notes payable included a payable of $9,308 which had been advanced by a former related party of Naked. The note was unsecured, non-interest bearing and was repaid during the year ended January 31, 2013.

There were no outstanding notes payable at January 31, 2013.